U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                 Date of Report: March 24, 1997


            COMSTOCK TAILINGS COMPANY, INCORPORATED
     (Exact name of registrant as specified in its charter)


                             NEVADA
         (State or other jurisdiction of incorporation)


          0-23208                               84-1251553
(Commission File No.)                         (IRS Employer
                                            Identification No.)

             2692 Juniper
          Boulder, Colorado                             80304
(Address of principal executive offices)             (Zip code)


Registrant's telephone number, including area code: (303) 541-9342

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Item 2.  Acquisition and Disposition of Assets.

     Effective March 11, 1997, Comstock Tailings Company, Incorpoated (the "Company") entered into a letter of intent with Iron Holdings Corp. ("IHC"), a privately held New York corporation, whereby the Company has agreed in principle to acquire all of the issued and outstanding shares of IHC, in exchange for issuance by the Company of previously unissued "restricted" common stock. IHC is a holding company for 2 wholly owned subsidiary companies which are engaged in the business of acquisition and development of real estate holdings.

     The relevant terms of the proposed transaction require the Company to issue to the IHC shareholders an aggregate of 4,500,000 "restricted" common shares, representing 90% of the Company's then outstanding common stock, in exchange for all of the issued and outstanding shares of IHC.

     The proposed share exchange is subject to satisfaction of certain conditions, including completion of due diligence activities, the approval of the transaction by the Company's and IHC shareholders and confirmation of the financial condition of IHC by presentation of IHC audited financial statements. The proposed transaction is expected to close immediately after these conditions have been satisfied. When the proposed transaction with IHC is consummated, the present officers and directors of the Company are expected to resign their respective positions with the Company, to be replaced by the present management of IHC, or their designees.
A copy of the letter of intent between the Company and IHC is attached hereto as Exhibit 2.0 and incorporated herein as if set forth.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits.

     2.0  Letter of Intent between the Company and Iron Holdings
Corp.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COMSTOCK TAILINGS COMPANY, INCORPORATED



                                   By:  s/Joel Feinberg
                                      Joel Feinberg,
                                      President

Dated:  March 24, 1997

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             COMSTOCK TAILINGS COMPANY, INCORPORATED


                           EXHIBIT 2.0


                    LETTER OF INTENT BETWEEN

                        THE COMPANY AND

                       IRON HOLDINGS CORP.


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                   COMSTOCK TAILINGS COMPANY,
                          INCORPORATED
                       2770 Industrial Way
                   Broomfield, Colorado 80020


                         March 10, 1997



Board of Directors
Iron Holdings Corp.
88-09 103rd Avenue
Ozone Park, NY  11417

Attention:  Anthony E. Gurino, President

     Re:  Proposed Plan of Reorganization Between
          Comstock Tailings Company, Incorporated
          and Iron Holdings, Inc.

Dear Mr. Gurino:

This letter is intended to express the general terms of the Plan of Share Exchange and Reorganization to be formalized between Comstock Tailings Company, Incorporated, a Nevada corporation ("CTC") and Iron Holdings Corp., a New York corporation ("IHC"). The objective of our discussions has been the execution and consummation of applicable formal agreement(s) between CTC and IHC (the "Exchange Agreements") which, among other things, would provide for the various matters set forth below.

     1. Plan of Share Exchange and Reorganization of the Companies. The board of directors of CTC and IHC have completed an initial evaluation of the business plan, financial statements and other relevant corporate documents of the other and have concluded that an exchange of all of the issued and outstanding securities of IHC for shares of CTC common stock equal to ownership of 90% of CTC's outstanding shares would be in the best interest of both companies. It is the intent of the parties hereto that the proposed share exchange of IHC and CTC be effected as a tax-free reverse merger pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.

     2.   Terms of Share Exchange.

          (A) CTC's Capitalization. CTC's total authorized capital stock consists of 500,000,000 shares of Common Stock, par value $0.001 per share. No Preferred Shares are authorized. As of the date hereof there are 500,000 common shares of CTC issued and outstanding.

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Board of Directors
Iron Holdings Corp.
March 10, 1997
Page 2

          (B) IHC's Capitalization. IHC's total authorized capital consists of 50,000,000 Common Shares, $0.01 par value per share, and 5,000,000 Preferred Shares, $0.01 par value per share. As of the date hereof, IHC has 3,500,000 common shares issued and outstanding. As of the date hereof, no shares of Preferred Stock are issued and outstanding.

          (C)  Special Board and Shareholder Meetings.

          (i) Prior to Closing, the Board of Directors of CTC will either obtain the consent of a minimum of those CTC shareholders constituting a majority of the issued and outstanding common stock of CTC or otherwise call a special meeting of the CTC shareholders for the purposes of: (a) ratifying the transaction proposed herein; (b) amending the CTC Articles of Incorporation, to change the name of CTC to "Iron Holdings Corp.", or such other name as may be available and acceptable to the present IHC Board of Directors; (c) providing applicable dissenter's rights afforded to the CTC Shareholders pursuant to the laws of the State of Nevada; and
               (d) undertaking any additional amendments to the CTC Articles of Incorporation reasonably requested by the IHC Board of Directors and acceptable to the CTC Board of Directors.

          (ii) Prior to Closing, the Board of Directors of IHC will, if required or deemed advisable by IHC, (a) call a special meeting of the IHC shareholders for the purposes of ratifying the transaction proposed herein, including providing applicable dissenter's rights afforded to the IHC Shareholders pursuant to the laws of the State of New York; and (b) take all additional action necessary to cause the intent of this letter to be adopted and ratified.

          (D) Share Exchange. Subject to the approval of the terms and conditions contained herein by a lawful number of the CTC and IHC shareholders, IHC shall consummate a share exchange with CTC with CTC emerging as the surviving entity by the IHC shareholder exchanging all of the issued and outstanding IHC Stock owned by them for 4,500,000 "restricted" Common Shares of CTC (the "Closing" or "Closing Date").

          (E) Officers and Directors. At Closing, the present officers and directors of CTC shall deliver to IHC their respective letters of resignation, along with certified

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Board of Directors
Iron Holdings Corp.
March 10, 1997
Page 3

minutes of the CTC Board of Directors accepting such resignation and appointing to the CTC Board those persons designated by IHC to be officers and directors of the surviving entity herein.

     3. Financial Condition of CTC. Except as provided herein, as of the Closing Date, CTC's balance sheet will reflect no assets or liabilities.

     4. Financial Condition of IHC. IHC has provided to CTC its unaudited balance sheet for the period ended
                   , which indicates total assets of $
and shareholders' equity of $              .  Upon execution
hereof, IHC shall undertake and complete an independent audit in accordance with Paragraph 5(B), below, which shall demonstrate total assets and shareholders' equity consistent with the unaudited financial statements provided to CTC herein. For purposes herein, any negative deviation of 10% or more shall be deemed to be inconsistent with the unaudited financial statements.

     5.   Conditions to Closing.

          (A) Closing. The Closing of the transaction proposed herein shall take place as soon as practical after the respective shareholders of CTC and IHC approve the terms included herein. The Closing shall take place in Aurora, Colorado at the offices of legal counsel for CTC, Andrew I. Telsey, P.C., 2851 S. Parker Road, Suite 720, Aurora, Colorado 80014, or such other location as the parties may so agree. At the discretion of the parties hereto, Closing may also occur via telephonic means.

          (B) To Be Provided by IHC. At or prior to Closing, IHC shall provide to the present Board of Directors of CTC the following:

          (i)  a financial audit of it's books as of
                   and unaudited financial statements for those
               interim periods and applicable proforma financial statements as required to be provided the SEC under Regulation SB, promulgated under the Securities Act of 1933, as amended, which shall be prepared in accordance with Generally Accepted Accounting Principles and provided by an independent, SEC Certified Public Accountant and such audit shall demonstrate balance sheet information consistent with the financial information provided to CTC by IHC prior to Closing; and

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Board of Directors
Iron Holdings Corp.
March 10, 1997
Page 4

          (ii) an investment letter in a form acceptable to counsel to CTC, duly executed by each IHC shareholder, acknowledging that each such shareholder is exchanging their respective securities of IHC for their pro rata applicable number of CTC common shares, that such shares to be acquired by each IHC shareholder are solely for their account and for investment and they have no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person such shares, or any portion thereof.

          (C) Non-Delivery. Failure by IHC to provide those items described hereinabove, or failure of said audit to confirm the financial condition of IHC as represented herein, shall render this proposed transaction voidable at the discretion of the present Board of Directors of CTC. For purposes herein, any deviation in excess of 10% shall be construed as conforming with the financial condition of IHC represented herein.

          (D) Representations of CTC. CTC hereby represents that, as of the Closing date, it shall be current in all filings required to be tendered to the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to, filings on Forms 10-K, 10-KSB, 10-Q and/or 10-QSB.

          (E) Private Sale of CTC Common Stock. Subsequent to Closing, some of the current inside shareholders of CTC may sell some or all of their CTC Common Shares owned by them, subject to the exemptions, restrictions, terms and limitations applicable to such sales under state and federal securities laws. No sales of any of the issued and outstanding securities of CTC shall be made prior to Closing.

     6. Preparation of Information Statement. In the event CTC shareholder approval is obtained by consent, management of IHC, as successor management to CTC's present Board of Directors, shall cause to be prepared and disseminated to any non-voting CTC shareholder an Information Statement prepared in accordance with the Securities Act of 1933, as amended, and the relevant proxy rules contained therein.

     7. Default. In the event IHC fails to perform pursuant to Paragraphs 4 or 5, above, or close the transaction without the fault of CTC, IHC shall be responsible for payment of all reasonable costs incurred by CTC, including but not limited to attorneys fees, due diligence costs, costs related to proxy solicitation and such other costs as may be incurred directly relating to this proposed transaction. Otherwise, each party hereto

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Board of Directors
Iron Holdings Corp.
March 10, 1997
Page 5

shall be responsible for payment of their own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not this transaction is consummated, except as provided in Paragraph 9, hereinbelow.

     8. Confidentiality. Upon the signing of this Letter of Intent, CTC and IHC will provide to each other full access to their books and records and will furnish financial and operating data and such other information with respect to their business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential any information (unless ascertainable from public filings or published information), obtained concerning the other's operations, assets and business.

     9.   Retainer of Counsel.    As a material condition hereto,
upon execution hereof by IHC, IHC shall tender a non-refundable fee of $25,000 to Andrew I. Telsey, P.C., counsel to CTC, in order to allow such counsel to commence preparation of all SEC filings and other related documentation necessary to allow CTC to comply with the rules and regulations necessary to consummate the transaction proposed herein. The fee referenced herein, shall constitute the sole financial obligation of IHC to CTC through the Closing Date of the transaction described herein.

     10. Finders Fees. It is hereby acknowledged that each party hereto may be responsible for payment of certain finders fees relating to the transaction proposed herein and that as a further condition to Closing, as defined herein, each party shall warrant in such Closing documents that such finders fees have been paid and further, shall indemnify and hold harmless the other party from such obligation.

     11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     12. Jurisdiction. It is the intention of the parties that the laws of the State of Colorado govern the determination of the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

     13. Notices. Any notice relevant herein shall be deemed to have been sufficiently served for all purposes if delivered personally to the party to whom the same is directed, or, if sent, by deposit with the United States mail, certified mail, return receipt requested, postage prepaid, at such party's address listed hereinabove, or to such other

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Board of Directors
Iron Holdings Corp.
March 10, 1997
Page 6

address as shall be furnished in writing by any party to the other. Any such notice shall be deemed to be given three (3) days after deposit in the U.S. mail.

     14. Further Action. Each party shall execute and deliver such papers, documents and instruments, and perform such acts as are necessary or appropriate to implement the terms hereof and the intent of the parties hereto.

     15. Amendments. This Agreement may only be amended by the mutual consent of all the parties hereto which Amendment shall be in writing, duly executed by the parties.

Except for the agreements set forth in Paragraphs 6, 7, 8 and 9 hereof, this letter is not intended as a contract or to create any enforceable rights or obligations whatsoever on the part of either party. No obligation on the part of either party with respect to the matters covered hereby (other than as set forth in Paragraphs 6, 7, 8 and 9 hereof) shall exist unless and until a written agreement, satisfactory in form and substance to both parties, has been approved by their respective boards of directors and shareholders and executed by officers specifically authorized to do so.

If the foregoing accurately reflects your understanding of the terms and conditions of our agreement please so indicate by signing below as designated.

Yours truly,

COMSTOCK TAILINGS COMPANY, INCORPORATED


By:   s/Joel Feinberg
      Joel Feinberg, President

APPROVED AND ACCEPTED this  11th  day of March, 1997.

IRON HOLDINGS CORP.


By:  s/Anthony E. Gurino
     Anthony E. Gurino, President


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